SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 27, 2004
                                                         ----------------


                     SEACOAST FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


          Massachusetts                  000-25077              04-1659040
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(State or other jurisdiction           (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)


One Compass Place, New Bedford, Massachusetts                        02740
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (508) 984-6000
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (c)  Exhibits: The following exhibit is filed as part of this report:

     Exhibit No.                Description
     -----------                -----------

     99                         Press Release dated January 27, 2004.


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

     In accordance with Release No. 33-8216, the following information is being furnished under Item 12 of Form 8-K:

     On January 27, 2004, Seacoast Financial Services Corporation (the "Company") issued a press release announcing the Company's results of operations for the quarter and year ended December 31, 2003. The Company has attached this press release as Exhibit 99 to this Current Report on Form 8-K.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SEACOAST FINANCIAL SERVICES CORPORATION


Dated: January 27, 2004                By: /s/ Kevin G. Champagne
                                          --------------------------------------
                                           Kevin G. Champagne
                                           President and Chief Executive Officer

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